UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) December 8, 2004
                              (December 7, 2004)

                                  GenTek Inc.
                ---------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


          Delaware                   001-14789             02-0505547
--------------------------        -----------------        -----------
     (State or other                 (Commission           (IRS Employer
     jurisdiction of                 File Number)         Identification No.)
     incorporation)


         90 East Halsey Road, Parsippany, NJ                  07054
        --------------------------------------           ---------------
       (Address of Principal Executive Offices)             (Zip Code)

Registrant's telephone number, including area code   (973) 515-3221
                                                     --------------

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425
     under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12
     under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On December 6, 2004, GenTek Inc. ("GenTek" or the "Company") entered into an amendment (the "Amendment") to its Credit Agreement dated as of November 10, 2003 (as amended, modified, restated or supplemented from time to time, the "Credit Agreement"), by and among the financial institutions party thereto from time to time (the "Lenders"), Bank of America, N.A., as agent for the Lenders (in its capacity as agent, together with any successor agent, the "Agent"), Banc of America Securities LLC, as sole book runner and lead arranger, Fleet Capital Corporation, as syndication agent, The CIT Group/Business Credit, Inc., Wells Fargo Foothill, LLC and Congress Financial Corporation, as co-documentation agents, the Company, each of the wholly-owned Domestic Subsidiaries of GenTek party to the Credit Agreement as a U.S. Borrower from time to time (collectively, the "U.S. Borrowers"), Noma Company, a Nova Scotia unlimited liability company (together with the U.S. Borrowers, the "Borrowers") and the Subsidiary Guarantors named therein.

         The Amendment permits, among other things, GenTek to pay a one-time cash distribution to its stockholders of up to $75,000,000 on or prior to December 31, 2004, subject to certain conditions.


ITEM 7.01         REGULATION FD DISCLOSURE

         On December 7, 2004, the Company issued a press release announcing that its board of directors has declared a one-time special dividend of $7.00 per common share. The dividend is payable on December 27, 2004 to holders of record on December 17, 2004. A copy of the related press release is attached hereto as Exhibit 99.1.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1     Press Release, dated December 7, 2004,
                           issued by GenTek Inc.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                GENTEK INC.
                                                (Registrant)


Date:  December 8, 2004                    By:  /s/ Matthew M. Walsh
                                                ------------------------------
                                                Name:  Matthew M. Walsh
                                                Title: Vice President and
                                                       Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit No.      Document

99.1             Press Release, dated December 7, 2004, issued by GenTek Inc.